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EXHIBIT 10-AM

                         FIRST AMENDMENT TO REVOLVING
                  CREDIT LOAN AGREEMENT, PROMISSORY NOTE AND
                              SECURITY AGREEMENT

     THIS FIRST AMENDMENT to Revolving Credit Loan Agreement, Promissory Note and Security Agreement ("Amendment") is made and entered into as of thes 2nd day of December, 1996 by and between BAGEL ACQUISITION CORPORATION, an Indiana Corporation ("Borrower") and QUALITY DINING, INC., an Indiana Corporation ("Lender.").

                                   RECITALS

     A. Borrower and Lender entered into a certain Revolving Credit Loan Agreement, dated August 12, 1996 ("Loan Agreement").

     B. Borrower signed, as maker, a certain Promissory Note related to the Loan Agreement, dated August 12, 1996, in the face amount of Eleven Million ($11,000,000) Dollars and in favor of Lender as named payee ("Note").

     C. Borrower and Lender entered into a certain Security Agreement, dated August 12, 1996 securing the repayment of the Note ("Security Agreement").

     D. Borrower and Lender wish to amend the Loan Agreement, Note and Security Agreement.

     NOW, THEREFORE, the parties hereto, each in consideration of the other's promises and agreements hereinafter contained and for other good and valuable consideration, agree that the Recitals above set forth are a part of this Amendment for all purposes and further agree as follows:

     1. The Loan Agreement is hereby amended by deleting the words and figures "Eleven Million Dollars ($11,000,000)" from the second line of Recital A and replacing them with "Thirty Million ($30,000,00) Dollars."




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     2.   The Note is hereby amended by:

     (a) Deleting the figures "$11,000,000" from the third line and replacing them with "$30,000,000", and

     (b) Deleting the words and figures "Eleven Million Dollars ($11,000,000)" from the eighth and ninth lines and replacing them with "Thirty Million Dollars ($30,000,000);" and

     (c) Deleting the date "February 12, 1997" from the tenth line and replacing it with "April 15, 1997."

     3. The Security Agreement is hereby amended by deleting the words and figures "Eleven Million Dollars and no cents ($11,000,000.00)" from the eleventh line and replacing them with "Thirty Million Dollars and no cents
($30,000,000)."

     4. All of the terms, provisions and conditions of the Loan Agreement, Note and Security Agreement shall remain in full force and effect to the extent they are not amended hereby; and the Loan Agreement, Note and Security Agreement, as amended hereby, shall continue in full force and effect in all respects.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                             "BORROWER"
                                             Bagel Acquisition Corporation


                                              /s/ Daniel B. Fitzpatrick
                                             ----------------------------------
                                             By:  Daniel B. Fitzpatrick
                                             Its: President


                                             "LENDER"
                                             Quality Dining, Inc.


                                              /s/ John C. Firth
                                             ----------------------------------
                                             By:  John C. Firth,
                                             Its: Senior Vice President